                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in Registration Statement Nos. 333-79867 and 333-100517 of Nevada Gold & Casinos, Inc. on Form S-8 of our report dated June 26, 2003, appearing in the Annual Report on Form 10-KSB of Nevada Gold & Casinos, Inc. for the year ended March 31, 2003.

/S/ Pannell Kerr Forster of Texas, P.C.

Houston, Texas
June 27, 2003


                                      F-26